Exhibit 10.2

Second Amendment *

This second amendment (the “Second Amendment”) to the Bill Payment Reseller Agreement dated February 28, 2001 (the “Agreement”) and the Amendment thereto dated October 5, 2001 (the “First Amendment”) is entered into as of July 1, 2003 (the “Effective Date”) by and between the undersigned parties, and does hereby alter, amend and modify the First Amendment and supersedes and takes precedence over any conflicting provisions contained in the First Amendment.

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

1. Section 1 of the First Amendment is hereby amended by deleting the third sentence (“Basic CSP Services” and “Total Bill Management” shall have the meaning set forth in Exhibit A hereto.”)

2. Section 2 of the First Amendment is hereby amended by deleting the fourth sentence (“On or before April 1, 2002, Metavante and Reseller shall meet to review Exhibits A, B, and C including the CSP fees and CSP Performance Standards, and the parties shall mutually agree to reasonable amendments to Exhibits A, B, and C”).

3. Section 4(e) of the First Amendment is hereby deleted and completely replaced with the following:

(e)	Metavante shall pay to Reseller payments totaling no more than *** dollars *** upon the occurrence of certain conditions as follows:

–	A payment in the amount of *** dollars *** at such time that Reseller shall have achieved *** “active” users of the CSP Services.

–	A payment in the amount of *** dollars *** when Reseller achieves *** “active” users for the CSP Services.

–	A payment in the amount of *** dollars *** in the event Metavante is unable to provide the CSP Services to Reseller by December 31, 2003.

–	A payment in the amount of *** dollars *** in the event Metavante is unable to provide the CSP Services to Customers by March 31, 2004.

*	CONFIDENTIAL TREATMENT REQUESTED. Portions of this Exhibit have been omitted based on a request for confidential treatment. These portions have been filed separately with the Commission.

***	Omitted pursuant to a confidential treatment request and filed separately with the Commission.

Payments shall be due and payable thirty (30) days following the occurrence of the applicable condition set forth above. Metavante shall also pay any collection fees (including reasonable attorneys’ fees) incurred by Reseller in collecting payment of the charges and any other amounts for which Metavante is liable under this Agreement. If Metavante fails to pay any amounts due under this Agreement, Metavante shall, upon demand, pay interest at the rate of 1.5% per month (but in no event higher than the highest interest rate permitted by law) on such delinquent amounts from their due date until the date of payment.

4. Section 13.4 of the Agreement is hereby replaced in its entirety and amended to read as follows:

“This Agreement may not be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, this Agreement may be freely assigned to an Affiliate of the assigning party or to any Entity which is a successor to the assets or the business of the assigning party.”

5. The following is hereby added to the First Amendment as Section 5:

“5. Competitive Bids. *** ”

6. Exhibits A, B, and C to the First Amendment are hereby deleted and replaced with Exhibits A, B, and C attached hereto.

7. Except as expressly modified herein, all other terms and conditions contained in the Agreement remain in full force and effect. This Second Amendment may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

***	Omitted pursuant to a confidential treatment request and filed separately with the Commission.

IN WITNESS WHEREOF, the parties to this Second Amendment have caused it to be executed by their duly authorized officers as of the 1st day of July, 2003.

Digital Insight Corporation (“Reseller”)	Metavante Corporation (“Metavante”)

By: /s/ Elizabeth S.C.C. Murray	By: /s/ Cary Serif

Name: Elizabeth S.C.C. Murray	Name: Cary Sarif

Title: Executive Vice President & CFO	Title: Executive Vice President – Presentment and Payment
APPROVED BY LEGAL FOR EXECUTION Tae Rhee Digital Insight Legal	7/17/03 APPROVED AS TO FORM BY LEGAL PJH

EXHIBIT A

DEFINITIONS

“Branded Website” means a website created and maintained by Metavante to be used by the Customer for providing Services to its Users. This website will contain the design and logos of the Customer (the Customer’s brand) and the functionality of the CSP Services, as defined throughout this Agreement. The website domain name shall be selected by Customer from a list of available domain names that Metavante has registered in its name and has available for the use of Customers or shall be provided by Customer, if Customer can adequately secure such name and provide a certificate authorizing its use by Metavante in connection with this Agreement.

“e-Bill” means a bill created and presented to Metavante from an electronic source such as a billing service provider or a switch/consolidator or lawfully obtained by Metavante from another website or database via screen-scraping technology.

“e-Bill Distribution” means presentment of an e-Bill on a Branded Website through an interface to a third party provider such as a Billing Service Provider or switch/consolidator.

“e-Bill Payment” means a consumer initiated payment of an e-Bill or a Scanned Bill using the Pay Anyone Service through the Bill Payment System.

“Pay Anyone Services” means a system which enables consumers and small business customers of financial institutions to initiate bill payment services from a personal computer, internet enabled television or other access device. Through this system, Metavante will make payments to payees located in the United States using either electronic or paper-based processes, at its discretion, based on instructions transmitted to Metavante through Reseller’s front end software.

“Scanned Bills” means a paper bill converted to an electronic bill where Metavante receives a paper statement and converts it to an electronic image through a scanning service.

“CSP Services” means consolidated services which include (A) the web-based bill consolidation service, where Metavante receives and presents e-Bills and Scanned Bills to the User electronically through the Internet, bill storage and archiving services and related customer service to be provided by Metavante, as more fully described below, and (b) the Pay Anyone Services.

DESCRIPTION OF CSP SERVICES

Subject to the terms and conditions of the Agreement to which this Exhibit B is attached, Metavante will furnish to Reseller the following CSP Services:

Consumer Service Portal(CSP) Services: Users using this service will receive the Pay Anyone Service and may have their bills presented online at a web site operated by Metavante for the Client. Metavante will receive User billing information using either electronic or paper-based processes. Either User or the Customer must provide Metavante with information and authorization necessary for Metavante to receive the User bill for processing. User is responsible for the accuracy of account and other information required for accessing User bills.

Without limiting the foregoing, Metavante shall provide the following:

1.	Integration Services

A.	Branded Website. This site will be customized as described in Metavante’s Customizing Guidelines for a Private Labeled Service, as previously provided to Reseller and as may be revised from time to time. The Branded Website will support access from the browsers listed in the Guidelines.

B.	Access, as needed, to certain Metavante technology, as described in Metavante’s Channel Partner Integration Applications, previously provided to Reseller, required for Reseller to fulfill the Reseller Obligations in this Exhibit A.

C.	Technology integration assistance as required to assist Reseller in the use of the integration applications to be used to integrate the Branded Website and Customers’ websites.

2.	Metavante will provide Reseller with up to one-hundred (100) hours of technical support during each one (1) year period following the Effective Date, including technical consulting and other assistance as may be reasonably requested by Reseller for development, testing, certification, operation, maintenance, improvement and expansion of the Reseller’s interface to the Metavante System. Any Technical Support in excess of such annual amount shall be provided at Metavante’s then standard rates for such services. As part of its technical support, Metavante shall (i) provide Reseller with a test environment (including, without limitation, any hardware or software) as necessary for the testing of the Reseller’s interface to the Metavante System and (ii) provide certification of the Digital Insight interface following each testing or upon the reasonable request of Reseller. The parties agree that the technical support hours shall not include any hours related to the planning, development and execution of the launch of the CSP Services to Reseller’s Customers and any integration work related to the conversion of existing Bill Payment Customers to the CSP Service platform.

3.	CSP Services

A.	Host Branded Website, as described above

B.	e-Bill Distribution

C.	Pay Anyone Service

D.	e-Bill Payment using the Pay Anyone Service. Users will have the option of setting up payees as one of two bill payment types: (1) recurring; or, (2) variable. Recurring payments are payments of a fixed amount paid on a regular time interval, such as, but not limited to, monthly rent or mortgage payments; once a recurring payment is set up by the User, Metavante will automatically execute bill payments according to User instructions until the User cancels or changes those instructions. Variable payments are payments that vary in amount and/or date, such as, but not limited to, utility or credit card payments; once a variable payment is set up by the User, Metavante will execute the bill payment instructions according to User instructions for each individual payment.

E.	First level User Support: Reseller may elect to provide first level User support or may elect to have Metavante provide it. If Reseller elects to have Metavante provide it then Reseller agrees to pay for this service as shown in Exhibit B. If Reseller is providing first level support then Reseller must have access to and training on the CST Administrator functions for accessing information needed to respond to Users. Access to this functionality will be provided under mutually agreed commercial terms. Metavante’ services and support to Reseller regarding Reseller’s User service obligations will receive the same degree of priority as similar service performed for Metavante to other Resellers. Metavante reserves the right to set and change its User support policies, procedures, and availability as they apply to all users of the Metavante service that are not Users without the consent of Reseller. Metavante will provide User Service training for not more than 10 Reseller employees as part of the implementation and rollout of the CSP Service. Metavante will send, at its sole cost, one (1) qualified Reseller User-Support representative at Reseller’s site to accelerate the learning curve for the User-Support representative.

F.	Second level User Support: This is included when Metavante is providing first level support and is required if Reseller is providing first level support. When Reseller is providing first level support, Metavante will interface with Reseller representatives and, when necessary, with any User directly to solve any questions or problems that may arise related to the Metavante Services.

G.	Data storage/archiving

H.	Data extraction of bill history

I.	Metavante will provide, as needed, Reseller with access to the CST Administrator functionality as described in the Guidelines for Reseller’s use in providing User support (as described in this Exhibit A). This functionality will be provided under mutually agreed commercial terms.

J.	Paper Bill Conversion: Optional service where Metavante receives paper statements and presents them to the User electronically, using image scanning services to transform paper bills designated by the User into electronic documents.

4.	Billing of User: Reseller may elect to (i) provide Metavante with adequate pricing rules to enable Metavante to generate an electronic User bill for the applicable Customer’s service fee, or (ii) receive service fees in another manner external to CSP.

Reseller’s Obligations

Reseller acknowledges that Metavante’s provision of the CSP Services is subject to Reseller’s performance of the following:

1. Project Plan & Schedule

Reseller and Metavante will jointly prepare and agree to an implementation plan and schedule for each Customer. Reseller will provide a project manager who will have responsibility and authority to make commitments and ensure appropriate resources are provided to the project to fulfill Reseller’s implementation activities per the project plan.

2. Front End Software. Reseller will develop applications and server software, as necessary and in accordance with Metavante’s specifications, to link to Metavante’s CSP system. The link must be tested and certified satisfactory by Metavante before being used by Reseller to link to the CSP System. In the event that Reseller makes modifications to the link between Reseller’s applications and Metavante’s CSP System, Reseller must re-test and re-certify the link with Metavante. Metavante shall provide Reseller with notice of any material changes to specifications for linking with Metavante’s CSP System. Reseller shall modify its link as necessary to comply with such specifications and shall re-test and re-certify the modified link with Metavante. Metavante shall not be responsible for any nonperformance of the CSP Services or failure of the CSP System in the event that Reseller shall fail to obtain Metavante’s certification of Reseller’s links or any modifications thereto.

3. Integration

A.	Reseller will perform or provide the following with respect to the Customer website and/or the Branded Website:

–	Logo and related graphics files to be included in the Branded Website and on other branded materials as described in Exhibit B, in electronic format mutually agreed upon between the parties.

–	Add a clickbutton, in a design to be mutually agreed upon between the parties, to the page or area of the Customer website that brings Users to the Branded Website. When login and authentication is being performed on the Reseller’s hosted websites, the clickbutton must be situated within the secure section of the Customer’s website, reachable by Users only after they have passed Customer’s login or security screens and signed-up for Customer’s on-line banking services. When User is transferred to a Metavante login page, then User may be transferred from a non-secure area.

–	Provide functionality and fully test data transactions for data being transmitted from Reseller’s systems and Customer’s Website to Metavante. Ensure the secure section of the Customer website supports a minimum standard of 40- and/or 128-bit encryption for data transferred between the Customer website and the Branded Website, or such other higher security standard as the parties may mutually agree upon.

–	Provide Metavante with Customer’s Privacy Policy for inclusion on the appropriate static page of the Branded Website.

B.	Reseller/Customer will provide the following:

–	Any computer and communications hardware and related software required at its location, including its own internet access services, for Reseller’s or Customer’s use in accessing the Administrator Module of the Metavante website via the Internet in support of its User and Customer service obligations.

4. Testing

A.	Metavante will pre-test all Branded Website prior to Reseller’s testing.

B.	Following Metavante’s notification of its pre-test clearance, Reseller will access and test each Branded Website.

C.	Reseller will indicate when all testing has been successfully completed.

5. User Support – when Reseller is providing first level support:

A.	Reseller agrees to function as the primary provider of User support, as defined herein.

B.	In relation to its User support obligations, Reseller:

–	Agrees to provide Users the ability to contact employees or agents of Reseller directly through voice, mail, or electronic mail.

–	Agrees to handle Users’ support requests and respond directly to Users.

–	Agrees to adhere to Metavante’s User support policies and procedures in any instance where Metavante’s assistance is sought on behalf of a User.

EXHIBIT B

CSP PERFORMANCE STANDARDS ***

***	Omitted pursuant to a confidential treatment request and filed separately with the Commission.

EXHIBIT C

CSP FEES AND CHARGES

CSP Pricing
Implementation Fee (per institution)	$	*	**

Monthly Fees
Enrollment Fee
Electronic Enrollment	$	*	**
Manual Enrollment	$	*	**

User Fees
Per Active User	$	*	**
Per Inactive User	$	*	**

Customer Service Fees
CSP Full Tier 1 Customer Service - Per Active User	$	*	**

Payment Transaction Fees*
CSP
***	$	*	**
	$	*	**
* Once tiered level is reached, the applicable CSP pricing per Transaction shall apply to all Transactions appearing in such invoice.	$	*	**
Bill Presentment
eBills	$	*	**
SmartBills	$	*	**
Scanned Bills	$	*	**

Miscellaneous
Stop Payments	$	*	**
Return Items	$	*	**
Photo Copies	$	*	**
Year End CD (All Bills—Presented and Paid)	$	*	**

*** Omitted pursuant to a confidential treatment request and filed separately with the Commission.

Relationship Discount

Discount calculated against PayAnyone & CSP Monthly Invoice, minus deconversion fees, if any.

Total Monthly Invoice (Prior to Discount)*	% Discount*
Up to $***	***%
at $***	***%
at $*** Monthly	***%
at $ *** Monthly	***%
at $ *** Monthly	***%
at $ *** Monthly	***%

*	Once discount percentage amount is earned, that discount percentage shall apply to the entire invoice for all services provided under the Agreement and any amendments thereto, minus the deconversion fees, for such month.

Other Terms

•	Metavante to provide a success incentive fee of *** to Reseller upon the earlier of (i) the implementation of the first Customer to Metavante’s CSP Services; (ii) the Launch Date; or (iii) the notification to Reseller and Metavante Customers of the availability of CSP Services through Reseller.

•	Metavante to provide a second success incentive fee of *** to Reseller upon implementation of *** Customers to Metavante CSP Services.

•	Metavante to internally allocate *** upon execution of the Second Amendment for use in Reseller Customer upgrade inducements and Metavante CSP promotions and other similar activities to encourage Customer purchases of CSP Services, provide incentives and help defray costs associated with the migration from the Pay Anyone Service to the CSP Service and increasing User adoption.

•	Payment shall be by check or wire transfer. Success incentive fees may not be deducted against invoiced amounts or used to offset the invoiced amounts for purposes of calculating the Relationship Discount. The effect of these payments shall not reduce the “Total Monthly Invoice” or the “% Discount” referenced above.

•	Any ad hoc exceptions from the pricing contained in this Exhibit C may be permitted via a standard form and process to be agreed upon by both parties.

***	Omitted pursuant to a confidential treatment request and filed separately with the Commission.